American Century Capital Portfolios, Inc. Prospectus Supplement AC Alternatives® Long Short Fund
Supplement dated May 2, 2018 ■ Prospectus dated March 1, 2018

The following replaces the investment strategy and underlying subadvisor table in the Principal Investment Strategies section on page 4 of the statutory prospectus.

Investment Strategy	Advisor / Subadvisor Employing Strategy
Long/Short Equity	Columbia Management Investment Advisers, LLC
Three Bridges Capital, LP
Overlay and Trading Strategies	American Century Investment Management, Inc.

The following replaces the Subadvisors (Security Selection) subsection on page 8 of the statutory prospectus.

Subadvisors (Security Selection)
Columbia Management Investment Advisers, LLC
Three Bridges Capital, LP

The following replaces the investment strategy and underlying subadvisor table in the Objectives, Strategies and Risks section on page 10 of the statutory prospectus.

Investment Strategy	Advisor / Subadvisor Employing Strategy
Long/Short Equity	Columbia Management Investment Advisers, LLC
Three Bridges Capital, LP
Overlay and Trading Strategies	American Century Investment Management, Inc.

The following replaces the Subadvisors subsection on pages 14-15 of the statutory prospectus.

Subadvisors
Each of the following entities has been engaged as a subadvisor for the fund. Each subadvisor is responsible for managing a discrete portion of the fund’s assets.
Columbia Management Investment Advisers, LLC (CMIA) is located at 225 Franklin Street, Boston, Massachusetts 02110. CMIA is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Three Bridges Capital, LP (Three Bridges) is located at 810 Seventh Avenue, 32nd Floor, New York, New York, 10019. Three Bridges is an independent, specialist investment management firm focused on European equities with the flagship Europe Fund launched in 2006 by Gene Salamon, the firm’s Managing Partner and Portfolio Manager. Three Bridges seeks to generate competitive returns in rising markets and preserve capital in falling markets in an effort to realize strong, risk-adjusted returns over a market cycle. The firm invests in large/mid-cap European equities and seeks to generate performance principally from fundamentally-driven stock selection.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94009 1805